48
LIBC/1487366.4

LIBC/1487366.4
                                                             SEC EXHIBIT 10.B.91




                               FIRST AMENDMENT TO

                            POWER PURCHASE AGREEMENT

                                     BETWEEN

                       ENTERGY NUCLEAR VERMONT YANKEE, LLC

                                       AND

                    VERMONT YANKEE NUCLEAR POWER CORPORATION

                   FIRST AMENDMENT TO POWER PURCHASE AGREEMENT
This FIRST AMENDMENT TO POWER PURCHASE AGREEMENT (the "Amendment") is entered into this 7th day of May, 2002, by and between Entergy Nuclear Vermont Yankee, LLC, a Delaware limited liability company having a principal place of business at 440 Hamilton Avenue, White Plains, NY 10601, and Vermont Yankee Nuclear Power Corporation, a Vermont corporation having its principal place of business at 185 Old Ferry Road, Brattleboro, Vermont 05301.
WHEREAS,  the  parties  hereto  have  entered into a Power Purchase Agreement on
September  6,  2001  (the  "Original  Power  Purchase  Agreement");
WHEREAS, on March 4, 2002, in connection with Docket No. 6545 before the State of Vermont Public Service Board, the parties hereto and certain other parties entered into a Memorandum of Understanding Among Entergy Nuclear Vermont Yankee, LLC, Vermont Yankee Nuclear Power Corporation, Central Vermont Public Service Corporation, Green Mountain Power Corporation and the Vermont Department of Public Service (the "MOU");
WHEREAS, pursuant to the MOU the parties hereto agreed to amend the terms of the Original Power Purchase Agreement; and
WHEREAS,  capitalized  terms  used  in  this  Amendment  shall have the meanings ascribed  to  them  in  the  Original  Power  Purchase  Agreement.
NOW THEREFORE, in consideration of these premises, the mutual agreements set forth herein and other good and valuable consideration, and intending to be legally bound, the parties agree as follows:
1.     AMENDMENT  OF  ARTICLE  2(T).  The second sentence of Article 2(t) of the
       ----------------------------
Original  Power  Purchase  Agreement  is  modified  to  read  as  follows:
"In the event there is no clearing price for Installed Capability, the Market Price shall be the product of (x) the amount set forth in clause (a) of the preceding sentence and (y) 110% (or such other percentage mutually acceptable to Vermont Yankee and the Seller to accurately reflect the price of Installed Capability)".

All  other  provisions  of  Article  2(t)  remain  unchanged.

     2.     AMENDMENT  TO  ARTICLE 5(A).  The proviso in Article 5(a) is amended
            ----------------------------
by deleting the words "after the end of the RFO 25 refueling outage (i.e., approximately October 2005)" and inserting in lieu thereof the words "after the beginning of the RFO 25 refueling outage, but in any event no later than November 1, 2005,".

     3.     EFFECT ON OTHER PROVISIONS OF THE ORIGINAL POWER PURCHASE AGREEMENT.
            --------------------------------------------------------------------
Except as modified by this First Amendment, the provisions of the Original Power Purchase Agreement remain in full force and effect.

IN WITNESS WHEREOF the parties hereto have executed this Amendment as of the date first written above.
ENTERGY  NUCLEAR  VERMONT  YANKEE,  LLC


By:  /s/Jerry  W.  Velverton
        --------------------
Name:  Jerry  W.  Velverton
Title:  President  and  CEO



VERMONT  YANKEE  NUCLEAR  POWER  CORPORATION


By:  /s/Bruce  W.  Wiggett
   -----------------------
Name:  Bruce  W.  Wiggett
Title:  Senior  Vice  President  of  Finance  and
Administration